UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest
event
reported): April 7, 2020

Commission File Number	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name or former address, if changed since last report
1-14201	SEMPRA ENERGY 488 8th Avenue San Diego, California 92101 (619) 696-2000	California	33-0732627	No change

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY 8326 Century Park Court San Diego, California 92123 (619) 696-2000	California	95-1184800	No change

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy:
Sempra Energy Common Stock, without par value	SRE	NYSE
Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SREPRA	NYSE
Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SREPRB	NYSE
Sempra Energy 5.75% Junior Subordinated Notes Due 2029, $25 par value	SREA	NYSE
San Diego Gas & Electric Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra Energy	☐
San Diego Gas & Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
San Diego Gas & Electric Company	☐

Item 8.01	Other Events.
On April 7, 2020, San Diego Gas & Electric Company (the “Company”), an indirect subsidiary of Sempra Energy, closed its previously announced public offering and sale of $400,000,000 aggregate principal amount of its 3.320% First Mortgage Bonds, Series UUU, due 2050 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before other expenses estimated at approximately $1,000,000) of 98.992% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form
S-3
(File No.
 333-222650).
The Bonds were issued pursuant to the Sixty-Ninth Supplemental Indenture, dated as of April 7, 2020, which is attached hereto as Exhibit 4.1. The Bonds will mature on April 15, 2050. The Bonds will bear interest at the rate of 3.320% per annum. Interest on the Bonds will accrue from April 7, 2020 and is payable semiannually in arrears on April 15 and October 15 of each year, beginning on October 15, 2020. The Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices and under the circumstances described in the form of Bond, which form is included in Exhibit 4.1 hereto.
The foregoing description of some of the terms of the Bonds is not complete and is qualified in its entirety by the form of Bond and the Sixty-Ninth Supplemental Indenture, which are attached as exhibits hereto and are incorporated herein by reference. Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated March 31, 2020, which is attached as Exhibit 1.1 to the Company’s Current Report on Form
8-K
filed with the U.S. Securities and Exchange Commission on April 3, 2020.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Sixty-Ninth Supplemental Indenture, dated as of April 7, 2020.

4.2	Form of Series UUU Bond (Included in Exhibit 4.1 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 7, 2020	SEMPRA ENERGY

	By:	/s/ Peter R. Wall
Peter R. Wall
Senior Vice President, Controller and Chief Accounting Officer

Date: April 7, 2020	SAN DIEGO GAS & ELECTRIC COMPANY

	By:	/s/ Bruce A. Folkmann
Bruce A. Folkmann
Senior Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer